SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: September 17, 1999


                            Russell Corporation
           (Exact name of registrant as specified in its charter)


      Alabama                    0-1790                 63-0180720
    (State or other           (Commission             (IRS Employer
    jurisdiction of           File Number)            Identification No.)
    incorporation)

725 Lee Street
Alexander City, Alabama                                             35011
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number including area code: (256) 500-4000

                               Not Applicable
       (Former name or former address, if changed since last report)



Item 5.  Other Events.

            On September 15, 1999, the Board of Directors of Russell Corporation (the "Company") approved the extension of the benefits afforded by the Company's existing rights plan by adopting a new shareholder rights plan. The new plan, like the existing plan, is intended to deter coercive or partial offers which will not provide fair value to all shareolders and enhance the Board's ability to represent all shareholders and thereby maximize shareholder values.

            Pursuant to the new Rights Agreement between the Company and SunTrust Bank, Atlanta, as Rights Agent (the "1999 Rights Agreement"), one Right will be issued for each outstanding share of common stock, par value $.01 per share, of the Company on October 25, 1999. Each of the new Rights will entitle the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share, at a price of $85 per one one-hundredth of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires 15% or more of the outstanding shares of common stock. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed or extended, on October 25, 2009.

            The description and terms of the new Rights are set forth in the 1999 Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No. Exhibit

      4.1 Form of Rights Agreement, dated as of September 15, 1999, between Russell Corporation and SunTrust Bank, Atlanta, which includes as Exhibit A thereto, the Form of Rights Certificate and as Exhibit B thereto, the Summary of Rights to Purchase Preferred Stock.

      4.2 Form of Resolution Establishing and Designating Series A Junior Participating Preferred Stock as adopted by the Board of Directors of Russell Corporation as of October 25, 1989.


                                 SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RUSSELL CORPORATION



                                      By:  /s/ Eric N. Hoyle
                                          -----------------------------
                                          Name:  Eric N. Hoyle
                                          Title: Chief Financial Officer


Date:  September 15, 1999



                             INDEX TO EXHIBITS



  Exhibit No.    Exhibit                                                  Page

      4.1 Form of Rights Agreement, dated as of September 15, 1999, between Russell and SunTrust Bank, Atlanta, which includes as Exhibit A thereto, the Form of Rights Certificate and as Exhibit B thereto, the Summary of Rights to Purchase Preferred Stock.

      4.2 Form of Resolution Establishing and Designating Series A Junior Participating Preferred Stock as adopted by the Board of Directors of Russell Corporation as of October 25, 1989.